EXHIBIT 99(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I hereby certify that this Form 10-K, containing Bank One Corporation’s consolidated financial statements for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in this Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

March 5, 2003

/s/ Heidi Miller
Heidi Miller Chief Financial Officer